                        POWER OF ATTORNEY


     I, Norman R. Augustine, Chairman and Chief Executive Officer of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as Chairman and Chief Executive Officer of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as Chairman and Chief Executive Officer, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/NORMAN R. AUGUSTINE        Chairman and Chief Executive
     Norman R. Augustine             Officer
     February 24, 1994             Martin Marietta Corporation

                         POWER OF ATTORNEY


     I, Marcus C. Bennett, a Director and the Chief Financial Officer and Chief Accounting Officer of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director and as the Chief Financial Officer and Chief Accounting Officer of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director and as the Chief Financial Officer and Chief Accounting Officer, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/MARCUS C. BENNETT          Chief Financial Officer,
     Marcus C. Bennett               Chief Accounting Officer and
     February 24, 1994               Director
                                   Martin Marietta Corporation

                         POWER OF ATTORNEY


     I, Lamar Alexander, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/LAMAR ALEXANDER            Director
     Lamar Alexander               Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, John J. Byrne, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/JOHN J. BYRNE              Director
     John J. Byrne                 Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, A. James Clark, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/A. JAMES CLARK             Director
     A. James Clark                Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Edwin I. Colodny, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/EDWIN I. COLODNY           Director
     Edwin I. Colodny              Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, James L. Everett, III, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/JAMES L. EVERETT, III      Director
     James L. Everett, III         Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Edward L. Hennessy, Jr., a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/EDWARD L. HENNESSY, JR.    Director
     Edward L. Hennessy, Jr.       Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY

     I, Caleb B. Hurtt, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.

            Signature                     Capacity



     /s/CALEB B. HURTT             Director
     Caleb B. Hurtt                Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Gwendolyn S. King, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/GWENDOLYN S. KING          Director
     Gwendolyn S. King             Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY

     I, Melvin R. Laird, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/MELVIN R. LAIRD            Director
     Melvin R. Laird               Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Gordon S. Macklin, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/GORDON S. MACKLIN          Director
     Gordon S. Macklin             Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Allen E. Murray, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.


            Signature                     Capacity



     /s/ALLEN E. MURRAY            Director
     Allen E. Murray               Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, John W. Vessey, Jr., a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/JOHN W. VESSEY, JR.        Director
     John W. Vessey, Jr.           Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, A. Thomas Young, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/A. THOMAS YOUNG            Director
     A. Thomas Young               Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Edward E. Hood, Jr., a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/EDWARD E. HOOD, JR.        Director
     Edward E. Hood, Jr.           Martin Marietta Corporation
     February 24, 1994

                         POWER OF ATTORNEY


     I, Eugene F. Murphy, a Director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with power of substitution, my true and lawful attorneys-in-fact, with full power to do any and all acts and things for me and on my behalf as a Director of the Corporation in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and to sign for me, in my name as a Director, the Corporation's Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1993 and any and all amendments thereto.



            Signature                     Capacity



     /s/EUGENE F. MURPHY           Director
     Eugene F. Murphy              Martin Marietta Corporation
     February 24, 1994